EXHIBIT 10.4

FIRST AMENDMENT
TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 20, 2018 (the “Effective Date”), is entered into by and among SRC O.P. LLC, a Delaware limited liability company (“SRC OP”), SRC Facilities LLC, a Delaware limited liability company (“SRC Facilities”), SRC Real Estate (TX), LLC, a Delaware limited liability company (“SRC Real Estate” and together with SRC OP and SRC Facilities, each a “Borrower” and, collectively, the “Borrowers”), the Lenders party hereto and UBS AG, Stamford Branch, as administrative agent (the “Administrative Agent”).
WHEREAS, the Borrowers, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of March 14, 2018 (as amended, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement), whereby the Lenders extended credit to the Borrowers on the terms and subject to the conditions described therein;
WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders make certain modifications to the Credit Agreement as set forth herein; and
WHEREAS, the Administrative Agent and the Lenders party hereto have agreed, subject to the terms and conditions of this Amendment, to make such modifications to the Credit Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:
1.    Amendments to the Credit Agreement. As of the Effective Date, Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety by deleting the text thereof and replacing it with the following:
“Additional Permitted Mezzanine Debt” means mezzanine debt incurred pursuant to, and subject to the limitations set forth in the definition of “Permitted Mezzanine Debt” and also subject to the following terms and conditions: (a) at all times all such Additional Permitted Mezzanine Debt shall be subject to the terms of the Intercreditor Agreement or such other intercreditor agreement substantially similar to the terms of the Intercreditor Agreement or otherwise reasonably satisfactory in form and substance to the Administrative Agent; (b) at the time of incurrence of such Additional Permitted Mezzanine Debt, no Default or Event of Default shall have occurred and be continuing; (c) the Borrowers shall have provided the Administrative Agent with at least two Business Days (or one Business Day if the mezzanine lender providing such Additional Permitted Mezzanine Debt is an existing mezzanine lender) prior written notice of the proposed closing date for such Additional Permitted Mezzanine Debt (or such shorter period of time as the Administrative Agent may agree in its sole and absolute discretion); (d) such Additional Permitted Mezzanine Debt is provided by a Qualified Lender; (e) the only collateral for the obligations under such Additional Permitted Mezzanine Debt is a pledge of the direct Equity Interests in the Mezzanine Borrower or SRC OP; (f) such Additional Permitted Mezzanine Debt shall be non-recourse to the borrower thereunder and to any Affiliate of the Borrowers, except for customary non-recourse carveouts substantially similar to the non-recourse carveouts and environmental indemnifications set forth in this Agreement and the other Loan Documents (and customary changes thereto to reflect risks unique to the mezzanine lender (e.g., transfers of interests in the Equity Interests that are pledged)); (g) the maturity date of such Additional Permitted Mezzanine Debt shall be no earlier than the Maturity Date; (h) such Additional Permitted Mezzanine Debt shall be current pay and shall not be a PIK (payment in-kind)

or similar loan; (i) the Administrative Agent must receive evidence satisfactory to it that, on a pro forma basis after incurrence of such Additional Permitted Mezzanine Debt, the aggregate amount of all Loans, all Mezzanine Debt and all Additional Permitted Mezzanine Debt does not exceed 55% loan to value based on the aggregate Appraised Value of the remaining Properties owned by the Borrowers as of such date and (j) such Additional Permitted Mezzanine Debt shall be permitted under the Effective Date Mezzanine Loan Agreement.
“Effective Date Mezzanine Loan Agreement” means that certain Mezzanine Loan Agreement dated as of the Effective Date, by and between the Mezzanine Borrower, the Mezzanine Lenders party thereto and the Mezzanine Agent, as amended by that certain Amendment to Mezzanine Loan Agreement dated as of March 13, 2018 and that certain Second Amendment to Mezzanine Loan Agreement dated as of April 20, 2018.
“Permitted Mezzanine Debt” means (a) the Mezzanine Debt incurred by the Mezzanine Borrower on the Effective Date under the Effective Date Mezzanine Loan Agreement, in an aggregate amount not to exceed $240,000,000 and (b) any Additional Permitted Mezzanine Debt incurred by the Mezzanine Borrower or the Additional Mezzanine Borrower after the Effective Date under either the Effective Date Mezzanine Loan Agreement (as amended) or any Additional Mezzanine Loan Agreement; provided, that at all times, a Qualified ESL Lender must directly or indirectly control all such Mezzanine Debt and Additional Permitted Mezzanine Debt and own, directly or indirectly, at least 51% of all such mezzanine debt. In connection with any such Additional Permitted Mezzanine Debt, the Borrowers shall (x) execute and deliver such amendments to the Loan Documents and the Effective Date Mezzanine Loan Agreement as are reasonably required by the Administrative Agent to incorporate into the terms of such Loan Documents and the Effective Date Mezzanine Loan Agreement the existence of the Additional Permitted Mezzanine Debt and (y) pay or reimburse to the Administrative Agent all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent, including fees and expenses of the Administrative Agent’s counsel, in connection with the review and documentation concerning the Additional Permitted Mezzanine Debt regardless of whether such Additional Permitted Mezzanine Debt is closed.
3.    Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:
(a)    receipt by the Administrative Agent of a copy of this Amendment, duly executed and delivered by the Loan Parties and the Required Lenders;
(b)    no Default or Event of Default shall exist immediately prior to or after giving effect to this Amendment;
(c)    the truth and accuracy of the representations and warranties contained in Section 5 of this Amendment; and
(d)    receipt by the Administrative Agent of all fees and expenses due and payable on or before the Effective Date including, without limitation, fees and expenses of Hunton Andrews Kurth LLP, counsel to the Administrative Agent.
4.    Reaffirmation. Each Borrower hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and (b) ratifies and reaffirms each grant of a Lien on its property made pursuant to the Loan Documents and confirms that such Liens continue to secure the Obligations under the Loan Documents, subject to the terms thereof.
5.    Representations, Warranties, Covenants and Acknowledgments. To induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower hereby:
(a)    represents and warrants that (i) as of the Effective Date, the representations and warranties of set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date except as otherwise set forth on Exhibit A attached hereto; provided, that to the extent any such representation or warranty specifically refers to an earlier date, such representation and warranty was true and correct in all material respects on and as of such earlier date; provided, further, that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” or similar language was true and correct (after giving effect to any qualification therein) in all respects on such respective dates, (ii) as of the Effective Date, no Default or Event of Default has occurred and is continuing, (iii) the execution and delivery of this Amendment is within its limited liability company powers and has been duly authorized by all necessary limited liability company actions and, if required, actions by equity holders and (iv) this Amendment has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b)    acknowledges and agrees that (i) this Amendment is not intended, and should not be construed, except as expressly set forth herein, as an amendment of, or any kind of waiver or consent related to, the Credit Agreement or the other Loan Documents, (ii) this Amendment shall not represent an amendment, consent, or waiver related to any future actions of any Borrower, any other Loan Party or any Subsidiary and (iii) the Administrative Agent and each Lender reserves all of their respective rights pursuant to the Credit Agreement and the other Loan Documents;
(c)    further acknowledges and agrees that this Amendment shall be deemed a Loan Document for all purposes under the Credit Agreement and the other Loan Documents; and
(d)    further acknowledges and agrees that no right of offset, recoupment, defense, counterclaim, claim, cause of action or objection in favor of any Borrower or any other Loan Party against the Administrative Agent or any Lender exists as of the Effective Date arising out of or with respect to this Amendment, the Credit Agreement or any other Loan Document.
6.    Effect of Amendment. This Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment is a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
7.    Miscellaneous.
(a)    Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Subject to the terms of Section 3 of this Amendment, this Amendment shall become effective when it shall have been executed by the Borrowers, the Administrative Agent and the Required Lenders and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto, the Lenders and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.
(b)    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
(c)    Governing Law. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.
(d)    Jurisdiction. Any legal action or proceeding with respect to this Amendment or any other Loan Document shall, except as provided below, be brought in the courts of the State of New York in the County of New York or of the United States for the Southern District of New York and, by execution and delivery of this Amendment, each party hereto hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts. Each party hereto agrees that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon it, and may be enforced in any other jurisdiction, including by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment. Nothing in this Section 7(d) shall limit the right of the Secured Parties to refer any claim against the Borrower or any other Loan Party to any court of competent jurisdiction outside of the State of New York, nor shall the taking of proceedings by any Secured Party before the courts in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not.
(e)    Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in Section 7(d). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(f)    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER

THEORY). EACH PARTY HERETO (1) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (2) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7(f).
(g)    Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
(h)    Exculpation. The terms and provisions of Section 9.14 of the Credit Agreement are incorporated herein by reference and shall apply to the Borrowers with the same force and effect as if fully set forth herein.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
BORROWERS:
SRC REAL ESTATE (TX), LLC
By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title:    President
SRC FACILITIES LLC
By:    /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title:    President
SRC O.P. LLC
By:    /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title:    President

Signature Page to First Amendment

ADMINISTRATIVE AGENT:
UBS AG, STAMFORD BRANCH
By:     /s/ Houssem Daly
Name:     Houssem Daly
Title:     Associate Director
By:     /s/ Darlene Arias
Name:     Darlene Arias
Title:     Director

Signature Page to First Amendment

LENDERS:
UBS AG, STAMFORD BRANCH
By:     /s/ Houssem Daly
Name:     Houssem Daly
Title:     Associate Director
By:     /s/ Darlene Arias
Name:     Darlene Arias
Title:     Director

Signature Page to First Amendment

EXHIBIT A

Exceptions to Representations and Warranties

All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement dated March 14, 2018, as amended by that certain First Amendment to Credit Agreement to which this Exhibit A is attached, by and among SRC O.P. LLC, a Delaware limited liability company (“SRC OP”), SRC Facilities LLC, a Delaware limited liability company (“SRC Facilities”), SRC Real Estate (TX), LLC, a Delaware limited liability company (“SRC Real Estate” and together with SRC OP and SRC Facilities, each a “Borrower” and, collectively, the “Borrowers”), the Lenders party hereto and UBS AG, Stamford Branch, as administrative agent (the “Administrative Agent”) (as amended, the “Credit Agreement”).

The representations and warranties contained in the Credit Agreement are hereby qualified and supplemented with the following matters described below:

1.	Schedule 3.01 attached to the Property Information Agreement is hereby deleted in its entirety and replaced with Schedule 3.01 attached to this Exhibit A.

2.	Schedule 3.14 attached to the Property Information Agreement is hereby updated to add the following row:

Store	Location	Status
1035	Augusta, GA
The City of Augusta is undertaking a road widening project at Wrightsboro Road and the impact is to the two entrances to the mall located on Wrightsboro Road, which is on the opposite side of the mall from Sears and does not affect Sears’ fee interest. While the taking impacts Sears’ easement rights under the Second Amended and Restated REA, the REA does not address the parties’ rights in the event of a taking affecting easement areas. The city has not yet begun construction and the timing of the project is yet to be determined. Based on the foregoing, at this time Sears has not filed a claim for damages. However, should it become apparent that the timing or other aspects of the project are causing an impact to Sears, Sears will reevaluate its position at that time. The original filing was on September 21, 2015 but on August 22, 2017 a consent order was entered allowing the city condemnor to file an amended petition naming and substituting the mall ownership entity Augusta Mall LLC for General Growth Properties.

]

Schedule 3.01

Organizational Chart

DLA Draft 4/18/18

PROJECT SPARROW
POST-RESTRUCTURING ORGANIZATIONAL CHART

SEARS HOLDINGS CORPORATION (DE)
100%
KMART HOLDINGS, INC. (DE)
100%
KMART CORPORATION (MI)
SEARS, ROEBUCK AND CO. (NY)
100%
SRC SPARROW 1 LLC (DE)
100%
SRC SPARROW 2 LLC (DE)
100%
SRC O.P. LLC (DE)
Fee Owner (All MD sites)
1. 1074 (Waldorf, MD)
2. 1634 (Baltimore-West, MD)
3. 1754 (Gaithersburg, MD)
4. 1854 (Parkville, MD)
100%
SRC FACILITIES LLC (DE)
Leasehold Owner
1. 1223 (Brockton-Westgate, MA)
2. 1042 (Joplin, MO)
3. 1222 (South County, MO)
4. 1166 (Meridian, MS)
5. 1554 (Mays Landing, NJ)
6. 1139 (Tukwila, WA)
* 1012 (Des Moines, IA) (Fee as to Parcel 1, Leasehold as to Parcel 3, 50% TIC in Parcel 2 – same as * property shown in fee category)
1595 (Greenville, SC) (Leasehold as to parking lot only – same property as #87 owned in fee)
Fee Owner
1. 2819 (Fairbanks, AK)
2. 4371 (Santa Maria, CA)
3. 1228 (Arden, CA) (TIC Interest)
4. 1281 (Pueblo, CO)
5. 1221 (Chapel Hills, CO)
6. 1831 (Thornton, CO)
7. 1043 (Meriden, CT)
8. 1263 (Waterbury, CT)
9. 7979 (Jacksonville, FL)
10. 1035 (Augusta, GA)
11. 1155 (Kennesaw, GA)
12. 1565 (Morrow(Southlake), GA)
13. 1685 (Duluth, GA)
14. 2845 (Athens, GA)
15. 1095 (Douglasville, GA)
16. 8745 (aka 8755; Tucker, GA)
17. 2760 (Davenport, IA)
18. 1172 (Bloomingdale, IL)
19. 1321 (Peoria, IL)
20. 1570 (Schaumburg, IL)
21. 1780 (Springfield, IL)
22. 1820 (West Dundee, IL)
23. 1840 (Chicago Ridge, IL)
24. 2360 (Quincy, IL)
25. 2121 (Peru, IL)
26. 1600 (Castleton, IN)
27. 1680 (Indianapolis, IN)
28. 1800 (Mishawaka, IN)
29. 2290 (Michigan City, IN)
30. 1650 (Merrillville, IN)
31. 1642 (Topeka, KS)
32. 1730 (Florence, KY)
33. 1077 (Shreveport, LA)
34. 1086 (Cortana, LA)
35. 1116 (Monroe, LA)
36. 1147 (Baton Rouge, LA)
37. 1226 (Metairie, LA)
38. 2087 (Alexandria, LA)
39. 2677 (Bossier City, LA)
40. 1104 (Marlborough, MA)
41. 1033 (N Attleboro, MA)
42. 2934 (Taunton, MA
43. 1192 (Muskegon, MI)
44. 1011 (Grandville, MI)
45. 1110 (Portage, MI)
46. 1700 (Dearborn, MI)
47. 1720 (Sterling Hts, MI)
48. 1760 (Novi, MI)
49. 2040 (Battle Creek, MI)
50. 2180 (Traverse City, MI)
51. 9693 (Marine City, MI)
52. 8702 (Minneapolis, MN)
53. 1182 (St Peters, MO)
54. 1690 (Chesterfield, MO)
55. 1822 (Cape Girardeau, MO)
56. 1171 (Springfield, MO)
57. 1306 (Hattiesburg, MS)
58. 1165 (Concord, NC)
59. 1375 (Winston Salem, NC)
60. 1605 (Raleigh, NC)
61. 2175 (Greenville, NC)
62. 2515 (Hickory, NC)
63. 7385 (Raleigh, NC)
64. 1712 (Grand Forks, ND)
65. 1022 (Oakview, NE)
66. 1734 (Lawrenceville, NJ)
67. 1614 (Livingston, NJ)
68. 1314 (New Brunswick, NJ)
69. 1764 (Rockaway, NJ)
70. 1874 (Burlington, NJ)
71. 2207 (Roswell, NM)
72. 1717 (Cottonwood, NM)
73. 1504 (Williamsville, NY)
74. 4928 (Queensbury, NY)
75. 1051 (Strongsville, OH)
76. 1120 (Tuttle Crossing, OH)
77. 1710 (No Olmsted, OH)
78. 2010 (Mansfield, OH)
79. 2390 (Springfield, OH)
80. 4937 (Chillicothe, OH)
81. 1545 (Spartanburg, SC)
82. 1595 (Greenville, SC) (Leasehold as to parking lot only)
83. 2305 (Anderson, SC)
84. 2855 (Charleston, SC)
85. 1315 (Chattanooga, TN)
86. 1029 (Spokane, WA)
87. 1038 (E Valley, WA)
88. 2219 (Lacey/Olympia, WA)
89. 2309 (Silverdale, WA)
90. 4147 (Spokane, WA)
* 1012 (Des Moines, IA) (Fee as to Parcel 1, Leasehold as to Parcel 3, 50% TIC in Parcel 2 – same as * property shown in leasehold category)
* 1092 (Westland, MI)
* 2029 (Union Gap, WA)
* = Sites not mortgaged but subject to loan documents.
100%
SRC REAL ESTATE (TX), LLC (DE)
Fee Owner (All TX sites)
1. 1407 (Beaumont, TX)
2. 1417 (Humble, TX)
3. 1427 (Rolling Oaks, TX)
4. 1267 (Ridgmar, TX)
5. 1297 (Hurst, TX)
6. 1307 (Abilene, TX)
7. 1327 (Baytown, TX)
8. 1337 (Plano, TX)
9. 1377 (Willowbook, TX)
10. 1387 (Amarillo, TX)
11. 1447 (Hulen, TX)
12. 1487 (Lakeline, TX)
13. 2247 (Laredo, TX)
14. 2497 (Brownsville, TX)
15. 1027 (El Paso/Sunland Pk, TX)
16. 1076 (Lewisville, TX)
17. 1187 (Mesquite-Town East, TX)
18. 1217 (Corpus Christi, TX)
19. 1367 (Waco, TX)
20. 2197 (Texas City, TX)
21. 2547 (College Station/Bryan, TX)
22. 2587 (Denton, TX)
23. 8147 (San Antonio, TX)
24. 8217 (Fort Worth, TX)
25. 8717 (Houston, TX) (Indenture of Lease)
26. 1176 (Pasadena, TX)
Leasehold Owner
1. 1317 (El Paso, TX)

Note: This chart does not reflect various leases and subleases in connection with the existing master lease structuring.

REAFFIRMATION OF GUARANTY

April 20, 2018

In connection with that certain Credit Agreement dated as of March 14, 2018 (as amended, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement) by and among SRC O.P. LLC, a Delaware limited liability company (“SRC OP”), SRC Facilities LLC, a Delaware limited liability company (“SRC Facilities”), SRC Real Estate (TX), LLC, a Delaware limited liability company (“SRC Real Estate” and together with SRC OP and SRC Facilities, each a “Borrower” and, collectively, the “Borrowers”), the Lenders from time to time party hereto, UBS AG, Stamford Branch, as administrative agent, and UBS Securities LLC, as Lead Arranger and Bookrunner, the undersigned entered into that certain Limited Guaranty dated as of March 14, 2018 (the “Guaranty Agreement”) for the benefit of the Administrative Agent and the other Secured Parties to guaranty the payment and performance of the Obligations pursuant to the terms of the Guaranty Agreement.

The undersigned now hereby (i) acknowledges the terms of the attached First Amendment dated as of the date hereof by and among the Borrowers, the Lenders party thereto and the Administrative Agent and (ii) ratifies and reaffirms all of its obligations, contingent or otherwise, under the Guaranty Agreement and each of the other Loan Documents to which it is a party. The terms and provisions of Section 9.14 of the Credit Agreement are incorporated herein by reference and shall apply to the Guarantors with the same force and effect as if fully set forth herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation of Guaranty to be duly executed by their respective authorized officers as of the day and year first above written.

Guarantors:

SEARS HOLDINGS CORPORATION

By: /s/ Robert A. Riecker
Name: Robert A. Riecker
Title: Chief Financial Officer

SEARS, ROEBUCK AND CO.

By: /s/ Robert A. Riecker
Name: Robert A. Riecker
Title: Chief Financial Officer

Signature Page to Reaffirmation of Guaranty